Exhibit 10.1
                                  ------------

                       PUBLIC RELATIONS SERVICES AGREEMENT

         This Public Relations Services Agreement ("Agreement") is made and entered into this 19th day of July 2002 (the "Effective Date") by and between Rubicon Medical Corporation, a Utah Corporation ("Company") and Equity Capital Partners, Inc., a Florida Corporation ("Consultant").

                                R E C I T A L S:

         The Company desires to engage Consultant to perform certain public relations services for it, and Consultant desires, subject to the terms and conditions of this Agreement, to perform public relations services for the Company.

         NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       ENGAGEMENT OF CONSULTANT.
         ------------------------

         Company hereby engages Consultant and Consultant hereby agrees to hold itself available to render, and to render at the request of the Company, independent advisory and consulting services for the Company to the best of its ability, upon the terms and conditions hereinafter set forth. Such consulting services shall include but not be limited to the development, implementation and maintenance of an on-going information dissemination support system that increases public, investor and financial professional awareness of the Company's activities and stimulate interest in the Company and its products. The information dissemination support system shall include, but not be limited to a Shareholder Communication System, Investor Information System and a Media Relations System, which will be defined and developed by Consultant in consultation with the Company. The information shall be approved by the Company and a timeline for development of this information shall be developed upon execution of this agreement. It is understood that Consultant's ability to relate information to the public regarding the Company's activities is directly proportionate to the information made available by the Company to Consultant.

2.       TERM.
         -----

         The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate six (6) months thereafter ("Anniversary Date"), unless extended in accordance with provisions of this Agreement. It is understood that either party may terminate this Agreement at any time and for any reason upon thirty (30) days written notice to the other party or ten (10) days for a material breach.

3.       COMPENSATION.
         ------------

         As compensation for the services rendered by Consultant under this Agreement, Company agrees pay to Consultant certain restricted shares ("Shares") and common stock purchase warrants (the "Warrants") as stated in this Section.

         (a) Upon execution of this Agreement the Company shall pay to Consultant within ten (10) days of the execution of this agreement: (i) 400,000 restricted shares of company stock payable as follows: 200,000 shares within ten
(10) days of signing, and 200,000 shares thirty (30) days after the first grant,
(ii) Warrants entitling Consultant for a 2-year period to purchase 100,000 shares of the common stock of the Company at a price of $0.26, (iii) Warrants entitling Consultant for a 2-year period to purchase 100,000 shares of the common stock of the Company at a price of $0.55, and (iv) Warrants entitling Consultant for a 2-year period to purchase 100,000 shares of the common stock of the Company at a price of $1.00.

         (b) Consultant understands that the Shares, Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended ("Act") and, unless and to the extent subsequently registered under the Act prior to issuance, will be issued to Consultant in reliance upon an exemption from such registration requirements provided by Section 4(2) of the Act. Consultant understands that, unless and to the extent registered under the Act prior to issuance, the Shares, Warrants and Warrant Shares will be restricted securities as defined in Rule 144(a) of the Securities and Exchange Commission and that all certificates evidencing the Shares, Warrants and Warrant Shares will bear a legend restricting transfer thereof in substantially the following form:

         "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

         (c) The Shares, Warrants and Warrant Shares are being acquired solely for Consultant's own account for investment and not for the account of any other person and not for the purpose of reselling or engaging in any public distribution thereof, whether for Consultant or for the account of the Company or any other person. Consultant has such knowledge and experience in financial, tax and business matters as to enable it to utilize the information made available to it in connection with its acquisition of the Shares, Warrants and Warrant Shares to evaluate the merits and risks of acquiring such securities and to make an informed investment decision with respect thereto. Consultant, through its executive officers, has vast experience in stock and stock investments, in matters relating to warrants and warrant exercises, and frequently takes some or all of its professional compensation in the form of common stock and stock warrants.

         (d) The Consultant specifically agrees that it will not sell any of the Shares tradable stock through a "short sale" nor otherwise hypothecate the stock or its ownership in such a way that its sale or transfer at other than fair market value would tend to reduce the stock's per share value. In addition, the Consultant agrees that it will not sell or cause to be offered for sale a quantity of stock on any one trading day greater than 10% of the trading volume on the preceding trading day.

4.       REGISTRATION RIGHTS.
         -------------------

         (a) Piggyback Registration. The Company hereby grants Consultant certain rights to register the Shares and Warrant Shares under the Act, on the terms and subject to the conditions of this Agreement. It is understood that the Consultant has no registration rights under the current amended May registration statement.

         (1) The Company shall give the Consultant at least 30 days' prior written notice of each filing by the Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) with the Securities Exchange Commission (the "Commission") pursuant to which the Company is registering shares of its common stock ("Common Stock") under the Act for sale by itself or others. If requested by the Consultant in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the underwriting discounts, if any, payable in respect of the Shares or Warrant Shares sold by Consultant), register all or, at the Consultant's option, any portion of the Shares or Warrant Shares concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Shares or Warrant Shares through the securities exchange, if any, on which the Common Stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. If the managing underwriter of any such offering shall determine and advise the Company that, in its opinion, the distribution of all or a portion of the Shares or Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Company will include in such registration first, the securities that the Company proposes to sell itself and second, the Shares and Warrant Shares requested to be included in such registration, to the extent permitted by the managing underwriter.

         (2) In the event of a registration pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to cause the Shares and Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Consultant may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 4 (a)(2) in which it is not otherwise required to qualify to do business.

         (3) The Company shall keep effective any registration or qualification contemplated by this Section 4(a) and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Consultant to complete the offer and sale of the Shares and Warrant Shares covered thereby.

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

         (4) In the event of a registration pursuant to the provisions of this Agreement, the Company shall furnish to the Consultant such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as the Consultant may reasonably request to facilitate the disposition of the Shares and Warrant Shares included in such registration.

         (5) The Company shall notify the Consultant promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         (6) The Company shall advise the Consultant promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         (7) The Company shall promptly notify the Consultant at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Consultant prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares or Warrant Shares or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Consultant shall suspend all sales of the Shares and Warrant Shares upon receipt of such notice from the Company and shall not re-commence sales until it receives copies of any necessary amendment or supplement to such prospectus, which the Company shall use its best efforts to deliver to the Consultant within 30 days of the date of such notice from the Company.

         (8) If requested by the underwriter for any underwritten offering of Shares and Warrant Shares, the Company and the Consultant will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, the Company's counsel and the Consultants' counsel, and the underwriter, and such agreement shall contain such representations and warranties by the Company and the Consultant and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 4(b) of this Agreement.

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

         (9) The Company agrees that until all the Shares or Warrant Shares have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act or other available exemption from the Act's registration requirements, it shall use its reasonable best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit the Consultant to sell the Shares and Warrant Shares under Rule 144.

         (10) The Consultant hereby agrees not to offer, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Company's Common Stock held of record or beneficially owned by the Consultant (other than those included in the registration) which at the time of the effective date of such registration statement may be sold or otherwise transferred in reliance upon Rule 144 during the period of time (not to exceed 180 days) determined by the Board of Directors of the Company upon advice of its managing underwriter, from and after the effective date of the registration statement; provided that the obligations of the Consultant under this paragraph 10 shall not apply unless each officer and director of the Company then outstanding, in each case, who are not signatories to this Agreement, are bound by similar restrictions. Such restriction shall not apply to Shares or Warrant Shares registered in such offering. In order to enforce this provision, the Company may impose stop-transfer instructions with respect to such non-registered shares until the end of such period.

         (11) However, nothing herein shall be construed to prohibit Consultant from reselling all or part of the Shares or Warrant Shares in a private transaction or transactions exempt from registration under Section 4(1) of the Act or otherwise; provided, however, that any such transferee(s) shall have the same registration rights and have the same obligations hereunder as Consultant, and that Consultant and all such transferees together shall share any resale limit imposed by an underwriter hereunder.

         (b) Indemnification. The parties shall indemnify each other as provided below.

         (1) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Consultant, its employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of
Section 15 of the Act or Section 20(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact

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

contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Shares or (B) in any application or other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Consultant by or on behalf of the Consultant expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of the Consultant's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against the Consultant or any of his employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 4 (b)) and the Company shall promptly assume the defense of such action, including the employment of counsel provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party, or parties, to have charge of the defense of such action, in which event such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this
Section 4 (b) to the contrary not withstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Consultant of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Shares.

         (2) The Consultant, jointly and severally, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Shares held by the

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Consultant,  each other  person,  if any, who  controls  the Company  within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Consultant in Section 4(b)(1) but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Consultant by or on behalf of Consultant, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Consultant pursuant to this Section 4 (b)(2), the Consultant shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of
Section 4 (b).

         (3) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 4 (b)or (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or other wise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel) as one entity, and the Consultant (including for this purpose any contribution by or on behalf of an indemnified party) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Consultant in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Consultant, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Consultant agree that it would be unjust and inequitable if the respective obligations of the Company and the Consultant for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Consultant and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 4 (b)(3). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 4 (b)(3) each person, if any, who controls the Consultant within the meaning of
Section 15 of the Act or Section  20(a) of the Exchange  Act and each  employee,

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

agent, and counsel of Consultant or control person shall have the same rights to contribution as Consultant and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject to each case to the provisions of this Section 4 (b)(3). Anything in this Section 4 (b)(3) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 4 (b)(3) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

5.       INDEPENDENT CONTRACTOR
         ----------------------

         It is expressly agreed that Consultant is acting as an independent contractor in performing its services hereunder. The Company shall carry no workmen's compensation insurance nor any health or accident insurance to cover Consultant or its employees or agents. The Company shall not pay any contributions to social security, unemployment insurance, Federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship. This Agreement does not create any partnership, joint venture or similar relationship, nor any employment relationship, and neither party shall have the right to make agreements in the name of or legally bind the other party.

6.       ASSIGNMENT.
         -----------

         Consultant shall not voluntarily or by operation of law assign or otherwise assign or transfer this Agreement nor any rights or obligations hereunder without the prior written consent of the Company.

7.       GENERAL PROVISIONS.
         -------------------

         7.1 Governing Law and Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah and shall be interpreted as if both parties participated equally in its drafting. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

         7.2 Notices. All notices and other communications provided for or permitted hereunder shall be made by hand delivery or certified registered mail with return receipt, addressed as follows:

PARTY                      ADDRESS

Company:                   Richard J. Linder, President/CEO
                           Rubicon Medical Corporation
                           2064 West Alexander
                           Salt Lake City, Utah 84119

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




Consultant:                Victoria Wright, President
                           Equity Capital Partners, Inc.
                           9703 South Dixie Hwy Suite 5
                           Miami, Florida 33156

         All such notices and communication shall be deemed to have been duly given: when delivered by hand, if personally delivered; five (5) business days after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed.

         7.3 Attorney's Fees. In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit.

         7.4 Complete Agreement. This Agreement supersedes any and all of the other agreements, either oral or in writing, between the Parties with respect to such subject matter in any manner whatsoever. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by all of the Parties or their respective successors-in-interest.

         7.5 Binding. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

         7.6 Unenforceable Terms. Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable only be ineffective without affecting any other provision of this Agreement. To the full extent, however, that such applicable law may be waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms, the Parties hereto hereby waive such applicable law knowingly and understanding the effect of such waiver.

         7.7 Execution in Counterparts. This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the Parties, notwithstanding that all the Parties are not signatory to the original and same counterpart.

         7.8 Further Assurances. From time to time each Party will execute and deliver such further instruments and will take such other action as any other

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Party may reasonable request in order to discharge and perform their obligations and agreements hereunder and to give effect to the intentions expressed in this Agreement.

         7.9 Incorporation by Reference. All exhibits referred to in this Agreement are incorporated herein in their entirety by such reference.

         7.10 Miscellaneous Provisions. The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

Rubicon Medical Corporation                Equity Capital Partners, Inc.



By................................         By...................................
   Richard J. Linder President/CEO            Victoria Wright, President



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